SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                                (Amendment No. )
Filed by the Registrant  [ X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[X]      Preliminary Proxy Statement

[  ]     Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))

[  ]     Definitive Proxy Statement

[  ]     Definitive Additional Materials

[  ]     Soliciting Material Pursuant to Sections 240.14a-11(c) or
         Section 240.14a-12

                           WESTELL TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X]     No fee required

[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

         1)      Title of each class of securities to which transaction applies:

                 ---------------------------------------------------------------

         2)      Aggregate number of securities to which transaction applies:

                 ---------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                 ---------------------------------------------------------------

         4)      Proposed maximum aggregate value of transaction:

                 ---------------------------------------------------------------

         5)      Total fee paid:

                 ---------------------------------------------------------------

[  ]     Fee paid previously with preliminary materials

[  ]     Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)      Amount Previously Paid:

                 ---------------------------------------------------------------

         2)      Form, Schedule or Registration Statement No.:

                 ---------------------------------------------------------------

         3)      Filing Party:

                 ---------------------------------------------------------------

         4)      Date Filed:

                 ---------------------------------------------------------------

                                                                     PRELIMINARY

                           WESTELL TECHNOLOGIES, INC.
                             750 NORTH COMMONS DRIVE
                             AURORA, ILLINOIS 60504
                                 (630) 898-2500



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 25, 2001

TO THE STOCKHOLDERS:


         The Annual Meeting of Stockholders of Westell Technologies, Inc., a Delaware corporation (the "Company"), will be held at the Company's Corporate Headquarters, 750 North Commons Drive, Aurora, Illinois on, Thursday, October 25, 2001 at 10:00 a.m. Central Daylight Time for the following purposes:

         1. To elect seven directors;

         2. To approve an amendment to the Company's charter to increase the authorized shares of Class A Common Stock from 85,000,000 to 109,000,000; and

         3. To consider and transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on September 17, 2001 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting.

                                      By Order of the Board of Directors



                                      Nicholas C. Hindman, Sr.
                                      Vice President and Chief Financial Officer



October 1, 2001


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE FOR MAILING IN THE UNITED STATES. A PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                           WESTELL TECHNOLOGIES, INC.
                             750 NORTH COMMONS DRIVE
                             AURORA, ILLINOIS 60504
                                   -----------

                                 Proxy Statement

           Annual Meeting of Stockholders to be held October 25, 2001
                                   -----------
To the Stockholders of
  WESTELL TECHNOLOGIES, INC.:

         This Proxy Statement is being mailed to stockholders on or about October 1, 2001 and is furnished in connection with the solicitation by the Board of Directors of Westell Technologies, Inc (the "Company") of proxies for the Annual Meeting of Stockholders to be held on October 25, 2001 for the purpose of considering and acting upon the matters specified in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement. If the form of Proxy which accompanies this Proxy Statement is executed and returned, it will be voted. A Proxy may be revoked at any time prior to the voting thereof by written notice to the Secretary of the Company or by attending the meeting and voting in person.

         A majority of the outstanding shares entitled to vote at this meeting and represented in person or by proxy will constitute a quorum. A quorum is needed for any proposal to be adopted.

         The affirmative vote of the holders of a plurality of the voting power entitled to vote and represented in person or by proxy at the meeting is required for the election of directors. Neither the nonvoting of shares nor withholding authority will affect the election of directors.

         An affirmative vote of the holders of a majority of the voting power entitled to vote is required to approve the charter amendment. Nonvoting if shares or withholding authority will both count as a vote against the charter amendment.

         With regard to approving any other proposal submitted to a vote at the meeting, votes cast in favor of a proposal must exceed the votes cast in opposition.

         Shares represented by proxies which are marked "abstain" or to deny discretionary authority on any matter will be treated as shares present and entitled to vote, which will have the same effect as a vote against any such matters. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter but will be included for purposes of determining if a quorum is present.

         Expenses incurred in the solicitation of proxies will be borne by the Company. Officers of the Company may make additional solicitations in person or by telephone.

         The Annual Report to Stockholders on Form 10-K for fiscal year ended March 31, 2001 ("fiscal 2001") accompanies this Proxy Statement. If you did not receive a copy of the report, you may obtain one by writing to the Secretary of the Company.

         As of September 17, 2001, the Company had outstanding 45,810,963 shares of Class A Common Stock and 19,014,869 shares of Class B Common Stock (collectively, the "Common Stock"), and such shares are the only shares entitled to vote at the Annual Meeting. Each share of Class A Common Stock is entitled to one vote and each share of Class B Common Stock is entitled to four votes on each matter to be voted upon at the Annual Meeting.

                                                                     PRELIMINARY

                        SECURITIES BENEFICIALLY OWNED BY
                      PRINCIPAL STOCKHOLDERS AND MANAGEMENT

         The following table sets forth the beneficial holdings (and the percentages of outstanding shares represented by such beneficial holdings) as of August 15, 2001, of (i) each person (including any "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934) known by the Company to own beneficially more than 5% of either class of its outstanding Common Stock, (ii) each director, (iii) each executive officer identified name in the summary compensation table below, and (iv) all directors and executive officers as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information provided by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Under Rule 13d-3 of the Exchange Act, persons who have the power to vote or dispose of Common Stock of the Company, either alone or jointly with others, are deemed to be beneficial owners of such Common Stock.


STOCKHOLDERS,                        NUMBER OF        NUMBER OF         PERCENT OF        PERCENT OF       PERCENT OF
NAMED EXECUTIVE                       CLASS A          CLASS B           CLASS A           CLASS B        TOTAL VOTING
OFFICERS AND DIRECTORS              SHARES(1)(2)       SHARES(2)     COMMON STOCK      COMMON STOCK         POWER(3)
-------------------------------    --------------    -------------   ------------      ------------      -----------

Robert C. Penny III...........          --           18,533,297(4)          --               97.4%           60.8%
Melvin J. Simon...............         120,250(5)    19,014,868(4)(6)       *               100.0%           62.4%
State of Wisconsin
  Investment Board(7).........       8,416,459           --               18.4%               --              6.9%
Wellington Management Company(8)     2,589,000           --                5.7%               --              2.1%
E. Van Cullens                          --               --                 *                 --               *
Robert H. Gaynor(9)...........         260,898           --                 *                 --               *
J. William Nelson(9)..........         375,851           --                 *                 --               *
Marc J. Zionts(9).............          25,000           --                 *                 --               *
Nicholas C. Hindman, Sr.......          39,750           --                 *                 --               *
William J. Noll...............         177,250           --                 *                 --               *
Paul A. Dwyer.................         130,150           --                 *                 --               *
John W. Seazholtz.............          95,750           --                 *                 --               *
Howard L. Kirby...............         330,465           --                 *                 --               *
Bernard F. Sergesketter.......          39,250           --                 *                 --               *
Thomas A. Reynolds III........          66,250           --                 *                 --               *
All Directors and Executive
  Officers as a group (12
  Persons)....................       1,660,864       19,014,868            3.6%             100.0%           63.7%
------------------
*    Less than 1%
(1)  Includes options to purchase shares that are exercisable within 60 days of
     July 12, 2001 as follows: Mr. Simon: 108,750 shares; Mr. Nelson: 323,500 shares; Mr. Zionts: 25,000 shares; Mr. Noll: 177,250 shares; Mr. Dwyer:
     126,150 shares; Mr. Seazholtz: 88,750 shares; Mr. Kirby 290,050 shares; Mr.
     Sergesketter: 35,950 shares; Mr. Reynolds 6,250 shares ; Mr. Riviere 19,200 shares; Mr. Hindman 39,750; and all directors and officers as a group:
     1,240,600 shares
(2)  Holders of Class B Common Stock have four votes per share and holders of
     Class A Common Stock have one vote per share. Class A Common Stock is freely transferable and Class B Common Stock is transferable only to certain transferees but is convertible into Class A Common Stock on a share-for-share basis.
(3)  Percentage of beneficial ownership is based on 45,819,063 shares of Class A
     Common Stock and 19,014,869 shares of Class B Common Stock outstanding as of July 12, 2001.
(4)  Includes 18,533,297 shares of Class B Common Stock held by Messrs. Penny and Simon, as Trustees pursuant to a Voting Trust Agreement dated February
     23, 1994, as amended (the "Voting Trust"), among Robert C. Penny III and
     Melvin J. Simon, as trustees (the "Trustees"), and certain members of the
     Penny family and the Simon family. The Trustees have joint voting and dispositive power over all shares in the Voting Trust. Messrs. Penny and
     Simon each disclaim beneficial ownership with respect to all shares held in the Voting Trust in which they do not have a pecuniary interest. The Voting
     Trust contains 5,730,713 shares held for the benefit of Mr. Penny and
     437,804 shares held for the benefit of Mr. Simon. The address for Messrs.
     Penny and Simon is Melvin J. Simon & Associates, Ltd., 4343 Commerce Court,
     Suite 114, Lisle, Illinois 60532.

                                      -2-


                                                                     PRELIMINARY

(5)  Includes 9,500 shares held for the benefit of Stacy L. Simon, Melvin J.
     Simon's daughter for which Natalie Simon, Mr. Simon's wife, is custodian and has sole voting and dispositive power, and 2,000 shares held in trust for the benefit of Makayla G. Penny, Mr. Penny's daughter, for which Mr.
     Simon is trustee and has sole voting and dispositive power; Mr. Simon disclaims beneficial ownership of these shares.
(6) Includes 95,980 shares held in trust for the benefit of Sheri A. Simon and 95,980 shares held in trust for Stacy L. Simon, Melvin J. Simon's daughters, for which Natalie Simon, Mr. Simon's wife, is custodian and has sole voting and dispositive power. Includes 262,611 shares held in trust for the benefit of Makayla G. Penny, and 27,000 shares held in trust for the benefit of EmmaLah Katelyn Penny, Mr. Penny's daughters, for which Mr.
     Simon is trustee and has sole voting and dispositive power. Mr. Simon disclaims beneficial ownership of these shares.
(7)  The address for this stockholder is P.O. Box 7842, Madison, Wisconsin 53707.
(8) The class A common stock listed in the table are owned of record by clients of Wellington Management Company LLP. In its capacity as an investment advisor, Wellington Management Company LLP may be deemed to beneficially own the shares listed in the table. The address for this stockholder is 75
     State Street, Boston, Massachusetts 02109.
(9)  Mr. Gaynor retired in April 2000. Mr. Nelson resigned in July 2001 and Mr.
     Zionts resigned in March 2001.


                                                                     PRELIMINARY

                      PROPOSAL NO. 1: ELECTION OF DIRECTORS

         Effective as of the Annual Meeting, the Board of Directors of the Company has set the size of the board at seven. At the Annual Meeting, seven directors, constituting the entire Board of Directors of the Company, are to be elected to hold office until the next annual meeting of stockholders or until their successors are elected and qualified. In fiscal 2001, Robert H. Gaynor, Marc J. Zionts and J.W. Nelson resigned from their positions as directors of the Company. The Bylaws of Westell Technologies, Inc. provide that not less than six nor more than ten directors shall constitute the board of directors.

         Except proxies marked to the contrary, the Board of Directors has no reason to believe that any such nominee will be unable to serve. It is intended that the proxies will be voted for the nominees listed below. It is expected that the nominees will serve, but if any nominee declines or is unable to serve for any unforeseen cause, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxies.

NOMINEES

         The following table sets forth certain information with respect to the nominees, all of whom are current members of the present Board of Directors.

                                     DIRECTOR
NAME AND AGE                           SINCE            PRINCIPAL OCCUPATION AND OTHER INFORMATION
------------                           -----            ------------------------------------------

John W. Seazholtz (65)                 1997             John W. Seazholtz has served as Director of the Company
                                                        since December 1997 and was elected Chairman in April 2000.
                                                        Mr. Seazholtz was President and Chief Executive Officer of
                                                        Telesoft America, Inc. from May 1998 to May 2000 In April
                                                        1998, Mr. Seazholtz retired as Chief Technology Officer -
                                                        Bell Atlantic where he served since June 1995. Mr. Seazholtz previously served as Vice President Technology and
                                                        Information Services - Bell Atlantic and in other executive capacities with Bell Atlantic beginning in 1962. Mr.
                                                        Seazholtz currently serves as a Director for; Odetics, Inc., a supplier of digital data management products for the
                                                        security, broadcast and computer storage markets, and for
                                                        ASC-Advanced Switching Communications, an ATM network
                                                        equipment developer and for Mariner, Inc a ATM LAN CPE
                                                        developer.

Melvin J. Simon (56)                   1992             Melvin J. Simon has served as Assistant Secretary and
                                                        Assistant Treasurer of the Company since July 1995 and as a
                                                        Director of the Company since August 1992. From August 1992 to July 1995, Mr. Simon served as Secretary and Treasurer of the Company. A Certified Public Accountant, Mr. Simon
                                                        founded and has served as President of Melvin J. Simon &
                                                        Associates, Ltd., a public accounting firm, since May 1980.
                                                        Mr. Simon serves as a Director of the Company's 88% owned
                                                        subsidiary Conference Plus, Inc.

Paul A. Dwyer (67)                     1996             Paul A. Dwyer has served as a Director of the Company since
                                                        January 1996 and as a Director of Westell, Inc., a wholly
                                                        owned subsidiary of the Company, since November 1995. Mr.
                                                        Dwyer served as Chief Financial Officer of Henry Crown and

                                       -4-


                                                                                                       PRELIMINARY

                                                        Company, a private investment firm from February 1981 to
                                                        December 1999, and currently serves as Vice President --
                                                        Administration of Longview Management Group, LLC, a
                                                        registered investment advisor, since October 1998.

Robert C. Penny III (48)               1998             Robert C. Penny III has served as a Director of the Company since September 1998. He has been the managing partner of
                                                        P.F. Management Co., a private investment company, since May
                                                        1980.

Thomas A. Reynolds, III (50)           2000             Thomas A. Reynolds has served as Director of the Company
                                                        since January 2000. He is a partner with Winston & Strawn, an international law firm headquartered in Chicago and
                                                        currently serves as a member of the Board of Directors of
                                                        Smurfit Stone Container Corporation and Georgetown
                                                        University and serves as a Trustee of the Brain Research
                                                        Foundation.

Bernard F. Sergesketter (65)           2000             Bernard F. Sergesketter has served as a Director of the
                                                        Company since March 2000. Mr. Sergesketter is President and
                                                        Chief Executive Officer of Sergesketter & Associates, a
                                                        telecommunications consulting firm, since 1994. He served as a Vice President of AT&T from January 1993 to August 1994.
                                                        Mr. Sergesketter was a Director of Teltrend, Inc, a wholly owned subsidiary of the Company, from January 1996 to March
                                                        2000 and currently serves a Director of the Illinois
                                                        Institute of Technology, The Mather Foundation and The Sigma
                                                        Chi Foundation.

E. Van Cullens (55)                    2001             E. Van Cullens has served as Chief Executive Officer and
                                                        Director of the Company since July 2001. Prior to joining
                                                        the Company, Mr. Cullens operated Cullens Enterprises, LLC, a management consulting firm focused in telecommunications, from June 2000 through June 2001. From June 1999 to May
                                                        2000, Mr. Cullens served as President and Chief Operating
                                                        Officer of Harris Corporation and served as President,
                                                        Communications Sector from May 1997 to June 1999. Mr.
                                                        Cullens served in various executive capacities with Siemens
                                                        A. G. and affiliated companies from January 1991 to April
                                                        1997.

                                                                     PRELIMINARY

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES:

         The Board of Directors held 13 meetings during fiscal 2001. All directors attended at least 75% of the aggregate number of such meetings and of meetings of Board committees on which they served in fiscal 2001.

         The Board of Directors has six standing committees: the Audit Committee, the Compensation Committee, the Stock Incentive Committee, the Executive Committee, the Finance Committee and the Technology Committee.

         The Audit Committee (comprised of Messrs. Dwyer (Chair), Simon and Sergesgetter) met 4 times in fiscal 2001. The functions of the Audit Committee consist of providing oversight to the Company's financial reporting process through periodic meetings with the Company's independent auditors, internal auditors and management to review accounting, auditing, internal controls and financial reporting matters. All of the members of the audit committee are independent directors as defined under NASD rules.

         The Compensation Committee (comprised of Messrs. Dwyer (Chair), Penny and Simon) met 2 times in fiscal 2001. The functions of the Compensation Committee consist of determining executive officers' salaries and bonuses.

         The Stock Incentive Committee (comprised of Messrs. Dwyer (Chair), Penny and Seazholtz) met 10 times in fiscal 2001. The functions of the Stock Incentive Committee consist of administering and determining awards to be granted under the Company's 1995 Stock Incentive Plan and Employee Stock Purchase Plan.

         The Executive Committee (comprised of Messrs. Seazholtz (Chair), Reynolds and Simon) met 10 times in fiscal 2001. The Executive Committee has the authority to take all actions that the Board of Directors as a whole would be able to take, except as limited by applicable law.

         The Finance Committee (comprised of Messrs. Simon (Chair), Reynolds and Dwyer) met 10 times in fiscal 2001. The functions of the Finance Committee consist of making recommendations to the Board of Directors as to financial matters and as to such matters as shall be referred to it by the Board of Directors. The Finance Committee also periodically reviews the investment policies and performance of the Company.

         The Technology Committee (comprised of Messrs. Seazholtz (Chair), Sergesgetter and Kirby) met 2 times in fiscal 200. The Technology Committee was established to insure alignment between the Company's technology initiatives and its overall business strategy.

         Directors who are not employees of the Company each receive $20,000 per year for services rendered as directors, except Robert C. Penny III, who received no compensation. In the fiscal year ended March 31, 2001, outside directors, except for Robert C. Penny III and John W. Seazholtz were granted stock options to purchase 25,000 shares that vest annually over four years. John Seazholtz was granted stock options to purchase 35,000 shares that vest annually over four years. In addition, all directors may be reimbursed for certain expenses incurred in connection with attendance at Board and committee meetings. In November 1995, Mr. Dwyer was granted an option to purchase 89,900 shares of Class A Common Stock at an exercise price of $6.50 per share. Mr. Dwyer's options vest at a rate of 1,872 shares per month commencing January 1, 1996. In addition, Mr. Simon also receives $1,250 each quarter for his services as a director of Conference Plus, Inc., a subsidiary of the Company. Other than as described in this paragraph, directors who are employees of the Company do not receive additional compensation for service as directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES.

                                                                     PRELIMINARY

         PROPOSAL NO. 2: APPROVAL OF AMENDMENT TO THE COMPANY'S CHARTER

         Our Board of Directors has proposed an amendment to our charter to increase the number of authorized shares of Class A Common Stock by 24,000,000 shares. If the proposed amendment is approved by affirmative vote of a majority of the total votes cast on the proposal, the total number of authorized shares of Class A Common Stock would be 109,000,000. Under our charter, holders of a majority of the voting power of Class A Common Stock and Class B Common Stock, voting as a single class, may authorize any corporate action. Messrs. Penny and Simon, the trustees of the Voting Trust and members of the Board, who collectively control over 62.4% of the voting power of the Company, have indicated that they will vote for this Proposal No. 2.

         Under our current charter, we have the authority to issue 85,000,000 shares of Class A Common Stock, 25,000,000 shares of Class B Common Stock and 1,000,000 shares of Preferred Stock. At September 17, 2001, 45,810,963 shares of Class A Common Stock were issued and outstanding, 19,014,869 shares of Class B Common Stock were outstanding and no shares of Preferred Stock were outstanding. Accordingly, as of September 17, 2001, after taking into account the shares reserved for issuance under our stock incentive plan and employee stock purchase plan, or upon the exercise of outstanding options and warrants or upon conversion of shares of Class B Common Stock, there remained approximately 5,534,398 shares of Class A Common Stock available for issuance. Once the charter amendment is filed with the Secretary of State of the State of Delaware, we would have approximately 29,534,398 shares of Class A Common Stock available for issuance.

         Our stockholders have no preemptive rights with respect to our capital stock. Accordingly, the Class A Common Stock authorized pursuant to the charter amendment may be issued without further stockholder approval.

         To meet our working capital needs, we are currently engaged in active discussions and review of proposals regarding potential financing alternatives although we have no specific plans, agreements or understandings with respect to the issuance of any securities. In order to raise additional capital, we filed a "shelf" registration statement covering debt and equity securities having an aggregate maximum offering price of $60 million. Under this registration statement, we may issue and sell:

         o   debt securities;

         o   shares of our class A common stock;

         o   depositary shares;

         o   preferred stock;

         o   subscription rights;

         o   warrants;

         o   stock purchase contracts;

         o   stock purchase units; or

         o   any combination of the foregoing.

The terms on which any securities might be issued under the shelf registration statement are not currently known. Moreover, at the date of this Proxy Statement, we have not decided whether we will commence any offering of securities pursuant to the shelf registration statement. Due to the limited number of shares of Class A Common Stock available for issuance under our

                                                                     PRELIMINARY

existing charter, an increase in the number of authorized shares of Class A Common Stock is necessary to permit us to be able to issue Class A Common Stock or securities convertible into Class A Common Stock to the extent permitted under the shelf registration statement.

         We may not be able to obtain equity financing on acceptable terms, if at all, due to a number of factors, including market conditions and our operating performance. Moreover, in connection with the State of Wisconsin Investment Board's purchase of 1,657,459 shares of our stock in April 2001, we agreed to insert provisions in our bylaws that would prevent us from selling securities having forward pricing provisions or from granting options at less than the fair market value of our stock without first obtaining majority stockholder approval. These provisions could impair our ability to obtain equity financing.

         Our Board of Directors believes that adoption of the charter amendment is advisable because it will provide us with needed flexibility in connection with possible future financing transactions, acquisitions of other companies or business properties, stock splits, employee benefit plans and other corporate purposes. While the issuance of additional shares of Class A Common Stock may dilute the ownership interest of a person seeking to obtain control, and thus discourage a change in control, we are not aware of anyone seeking to accumulate Class A Common Stock for such purpose and have no present intention of using any additional Class A Common Stock to deter a change in control. Except as otherwise required by applicable law or the rules of the National Association of Securities Dealers, Inc., our Board of Directors may approve the issuance of authorized but unissued shares of Class A Common Stock at such time, for such purposes, and for such consideration as our Board may determine to be appropriate, without further authorization by the stockholders.

         The issuance of the additional authorized Class A Common Stock will have a substantial dilutive effect on our present stockholders. The issuance of the additional Class A Common Stock will reduce the voting power of Messrs. Penny and Simon, the co-trustees of the Westell Voting Trust, who currently control over 62.4% of our voting power. Upon the issuance of all additional authorized Class A Common Stock, Messrs. Penny and Simon would control over 52.1% of our voting power. The issuance of additional shares may also adversely affect the market price of the Class A Common Stock. Moreover, if we issue securities convertible into Class A Common Stock or other securities that have rights, preferences and privileges senior to those of our common stock, the holders of our common stock may suffer significant dilution.

         We have no present intention to use the increased authorized Class A Common Stock for anti-takeover purposes. The charter amendment is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in the charter or the bylaws as in effect on the date hereof. However, the issuance of the additional Class A Common Stock would increase the number of shares necessary to acquire control of the Board or necessary to meet the voting requirements imposed by Delaware law with respect to a merger or other business combination involving us.

         Our charter and the bylaws currently provide several mechanisms whereby our Board could resist a takeover attempt not considered in the best interests of stockholders. Our Board has the authority to issue up to 1,000,000 shares of preferred stock and to determine the relative preferences, limitations and relative rights of those shares with respect to dividends, redemption, payments on liquidation, sinking fund provisions, conversion privileges and voting rights without any further vote or action by the stockholders. The rights of the holders of Class A Common Stock will be subject to, and may be adversely affected by, the rights of the holders of any preferred stock that may be issued in the future. While we have no present intention to issue shares of preferred stock, any such issuance could have the effect of making it more difficult for a third party to acquire control of us. In addition, we are subject to the anti-takeover provisions of Section 203 of the Delaware General Corporation Law, which could have the effect of delaying or preventing a change of control of us. Furthermore, certain provisions of our charter and the bylaws may individually or collectively have the effect of delaying or preventing changes in control of us or our management and could have a depressive effect on the market price of Class A Common Stock. For example, our charter and the bylaws contain provisions that limit the right of stockholders to call special stockholder meetings and require that stockholders follow an advance notification procedure for certain stockholder nominations of candidates to the Board and for new business to be conducted at stockholders meetings.

                                                                     PRELIMINARY

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors considers the amendment to be in the best interests of the Company and all of its stockholders and unanimously recommends that the stockholders vote "FOR" the amendment to the Company's charter.

                                                                     PRELIMINARY

EXECUTIVE OFFICERS

         The following sets forth certain information with respect to the current executive officers of the Company. Please refer to the information contained above under the heading "Election of Directors" for biographical information of executive officers who are also directors of the Company.

Name                                  Age   Position
------------------------------------  ---   ---------------------------------------------------------------

John W. Seazholtz...................  65    Chairman of the Board of Directors
E. Van Cullens .....................  55    President and Chief Executive Officer
Nicholas C. Hindman, Sr.............  49    Treasurer, Secretary, Vice President and Chief Financial Officer
William J. Noll.....................  59    Senior Vice President of Product Development and Chief Technology Officer
Richard P. Riviere..................  46    Senior Vice President of Transaction Services and President and Chief
                                            Executive Officer - Conference Plus, Inc.
Melvin J. Simon.....................  56    Assistant Secretary, Assistant Treasurer and Director


         Nicholas C. Hindman, Sr. has served as Treasurer, Secretary, Vice President and Chief Financial Officer since March, 2000 and as acting Treasurer, Secretary, Vice President and Chief Financial Officer of the Company from May 1999 to February 2000. From October 1997 to April 1999, Mr. Hindman served as General Manager of MFI Holdings, LLC, a manufacturer of consumer products. From 1992 through September 1997, Mr. Hindman operated an auditing and consulting firm specializing in initial public offerings, private placement of securities and business turnarounds.

         William J. Noll has served as Senior Vice President of Research and Development and Chief Technology Officer of Westell, Inc. since May 1997. Prior to joining the Company, Mr. Noll was Vice President and General Manager of Residential Broadband at Northern Telecom from October 1995 to May 1997. Mr. Noll held other various Vice President and Assistant Vice President positions at Northern Telecom from June 1988 to October 1996, and was Vice President Network Systems at Bell Northern Research from November 1986 to June 1988.

         Richard P. Riviere has served as Vice President of Transaction Services for the Company since July 1995 and as President, Chief Executive Officer and a Director of the Company's 88% owned subsidiary Conference Plus, Inc. since October 1988.

                                                                     PRELIMINARY

EXECUTIVE COMPENSATION

         The following table sets forth information for the fiscal years ended March 31, 1999, 2000 and 2001, with respect to all compensation paid or earned for services rendered to the Company by the Company's Chief Executive Officers and the Company's four other most highly compensated executive officers who were serving as executive officers at March 31, 2001 (together, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG TERM
                                                             ANNUAL COMPENSATION         COMPENSATION
                                                         ----------------------------  ----------------
                                                                                          SECURITIES
                                                                      OTHER ANNUAL        UNDERLYING         ALL OTHER
                                    FISCAL     SALARY      BONUS      COMPENSATION        OPTIONS(1)     COMPENSATION(3)
NAME AND PRINCIPAL POSITION          YEAR        ($)          ($)           ($)            (SHARES)              ($)
---------------------------        -------   ----------  ---------- -----------------  ----------------  ---------------

Marc J. Zionts(5)                    2001       259,519    336,800          -               25,000            2,797
   Former Chief Executive Officer    2000       244,038    298,080          -              500,000            3,210
                                     1999       233,654    298,080          -              290,000            3,277

Robert H. Gaynor(4)                  2001        25,000      -              -               65,000               -
   Former Chairman of the Board      2000       100,000      -              -              100,000               -
   and Chief Executive Officer       1999       100,000      -              -                                    -

J. William Nelson(6)                 2001       259,519    336,800          -              100,000            4,586
   Former Chief Executive Officer    2000       244,038    298,080          -              195,000            5,118
                                     1999       233,654    298,080          -              250,000            7,624

Nicholas C. Hindman, Sr.             2001       200,000     39,200          -                 -               -
   Treasurer, Secretary, Vice        2000       176,854     10,000          -               75,000            -
   President and Chief Financial     1999        -           -              -                 -               -
   Officer

William J. Noll                      2001       184,711    186,500          -               85,750            2,302
   Senior Vice President of          2000       216,953    177,225      9,530(2)            25,000            3,127
   Research & Development and        1999       228,893    177,225          -              145,000            4,001
   Chief Technology Officer

Richard P. Riviere                   2001       196,712    120,442          -                 -                  -
   Vice President of Transaction     2000       172,000    150,831          -                 -               4,889
   Services Chief Executive          1999       150,000    103,894          -               12,000            4,008
   Officer of Conference Plus,
   Inc.
------------------
(1)  Stock options granted during fiscal 2001 were non-qualified stock options of Class A Common Stock and were issued under the 1995 Stock Incentive Plan of the Company.
(2)  Represents reimbursed relocation expense and tax gross up.
(3)  Includes matching contributions under the Company's 401(k) Profit Sharing
     Plan for fiscal 2001 as follows: Mr. Zionts $2,797; Mr. Nelson $4,586; and
     Mr. Noll $2,302.
(4)  Mr. Gaynor retired in April 2000.
(5)  Mr. Zionts resigned from the Company effective April 2001 to pursue other business interests.

                                      -11-


                                                                     PRELIMINARY

(6) Mr. Nelson resigned from the Company effective July 2001 to pursue other business interests.


         The following tables set forth the number of stock options granted to each of the Named Executive Officers during fiscal 2001 and the stock option exercises and exercisable and unexercisable stock options held by the Named Executive Officers as of March 31, 2001. For purposes of table computations the fair market value at March 31, 2001 was equal to $3.094 per share.

                      OPTION GRANTS IN THE LAST FISCAL YEAR

                                                                                              POTENTIAL REALIZABLE
                                                                                             VALUE AT ASSUMED ANNUAL
                                                                                               RATE OF STOCK PRICE
                                                                                                  APPRECIATION
                                                          INDIVIDUAL GRANTS                     FOR OPTION TERM(2)
                                     ------------------------------------------------------  -------------------------
                                     NUMBER OF      PERCENT OF
                                     SECURITIES    TOTAL OPTIONS
                                     UNDERLYING     GRANTED TO     EXERCISE OR
                                       OPTIONS     EMPLOYEES IN    BASE PRICE    EXPIRATION
NAME                                 GRANTED(#)   FISCAL YEAR(1)     ($/SH)        DATE          5%            10%
--------------------------------     ----------   --------------  ------------   ----------  -----------   -----------

Marc J. Zionts                         25,000(3)      0.65%       $     4.9063  2/28/02     $   77,139     $ 195,484
J. W. Nelson                          100,000(4)      2.59%       $    21.4375  4/04/10     $1,348,193    $3,416,585
William J. Noll                        85,000(5)      2.22%       $    21.4375  4/04/10     $1,145,964    $2,904,098
                                          250(6)      0.01%       $    17.1875  8/10/10     $    2,702     $   6,848
                                          500(6)      0.01%       $     6.1563  12/18/10    $    1,936     $   4,906
Robert H. Gaynor                         --
Nicholas C. Hindman                      --
Richard P. Riviere                       --

------------------
(1)  Based on 3,859,650 total options granted to employees, including the Named
     Executive Officers, in fiscal 2001.
(2)  The potential realizable value is calculated based on the term of the option at its time of grant (ten years). It is calculated by assuming the stock price on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price.
(3)  These options vest immediately and have a one year term subject to earlier termination upon the occurrence of certain events related to termination of employment.
(4)  These options vest over a four-year period with 10%, 20%, 30% and 40%
     vesting in years one through four respectively and have a 10-year life subject to earlier termination upon the occurrence of certain events related to termination of employment.
(5)  These options vest over a two-year period in equal annual installments and have a 10-year life subject to earlier termination upon the occurrence of certain events related to termination of employment.
(6)  These options are performance-based and vest in full at the earlier of achievement of certain performance goals or eight years after grant date.
     The options have a ten-year life subject to earlier termination upon the occurrence of certain events related to termination of employment.


                                                                   NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                   SHARES          VALUE          UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                                ACQUIRED ON       REALIZED     OPTIONS AT FISCAL YEAR END (#)      FISCAL YEAR END ($)
NAME                            EXERCISE (#)       ($)(1)      (EXERCISABLE/UNEXERCISABLE)     (EXERCISABLE/UNEXERCISABLE)
---------------------------    --------------  --------------  ------------------------------  ---------------------------

Marc J. Zionts                    222,500        5,104,377             88,500 / 0                      -
Robert H. Gaynor                     -               -                      -                          -
J. William Nelson                    -               -              236,750 / 308,250                  -
William J. Noll                      -               -              99,500 / 156,250                   -
Nicholas C. Hindman                 4,000           87,688           6,000 / 60,000                    -
Richard P. Riviere                   -               -               16,800 / 7,200                    -
------------------
(1)  Value is calculated by subtracting the exercise price per share from the fair market value at the time of exercise and multiplying this amount by the number of shares exercised pursuant to the stock option.
(2)  Value is calculated by subtracting the exercise price per share from
     $3,09375, the fair market value at March 31, 2001, and multiplying such amount by the number of shares subject to the option. The exercise price for the options exceeded the market value at March 31, 2001 and therefore no options listed were in-the-money on March 31, 2001.


                                                                     PRELIMINARY

EXECUTIVE OFFICER AGREEMENTS

          The Company has severance agreements with each Named Executive Officer and certain other executive officers of the Company. The severance agreements provide that in the event such officer is terminated without Cause (as defined therein) or such officer resigns for Good Reason (as defined therein), the Company shall pay to such officer severance payments equal to such officer's salary and bonus for the fiscal year in which the termination occurs (2 times such salary and bonus as to Mr. Zionts), and the severance agreements also provide for the payment of certain amounts upon the occurrence of certain events. The executive officers entering into the severance agreements agreed not to compete with the Company for one year in the event that their termination entitles them to severance payments and not to solicit any Company employees for a period of one year after a termination of such officer's employment with the Company. The Company's severance payment obligations and an officer's right to this additional bonus shall terminate upon such officer's death, resignation without Good Reason, retirement or termination for Cause. Payments are being made pursuant to these agreements for Mr. Zionts and Mr. Nelson.

     Pursuant to an agreement dated September 13, 1988 between the Company and Richard Riviere, the Vice President of Transaction Services of the Company and President of Conference Plus, Inc., a subsidiary of the Company, Mr. Riviere receives an annual base salary of not less than $75,000 during his employment with the Company. This agreement also provides Mr. Riviere with a right of first refusal with respect to the Company's interest in Conference Plus in the event the Company decides to sell such interest. In addition, after his employment with the Company terminates, Mr. Riviere has agreed not to compete with the Company for a period of two years.

                   COMPENSATION AND STOCK INCENTIVE COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors is responsible for the Company's executive compensation policies. It annually determines the compensation to be paid to the executive officers of the Company. The Compensation Committee has two outside directors. The Stock Incentive Committee administers and determines the awards to be granted under the Company's 1995 Stock Incentive Plan and the Employee Stock Purchase Plan.

OVERVIEW AND PHILOSOPHY

         The executive compensation program is intended to provide overall levels of compensation for the executive officers which are competitive for the industries and the geographic areas within which they operate, the individual's experience, and contribution to the long-term success of the Company. A leading consulting firm provides for the Compensation Committee's consideration information regarding executive compensation of companies that operate in similar industries. The Hambrecht & Quist Communications Index (see the Performance Graph) includes some of the companies which the Compensation Committee considers. The Compensation Committee believes that its task of determining fair and competitive compensation is ultimately judgmental.

         The executive compensation program is composed of base salary, annual incentive compensation, equity based incentives, and other benefits generally available to all employees.

BASE SALARY

         The base salary for each executive is intended primarily to be competitive with companies in the industries and geographic areas in which the Company competes. Surveys from outside firms and consultants are used to help determine what is competitive. In making annual adjustments to base salary, the Compensation Committee also considers the individual's performance over a period of time as well as any other information which may be available as to the value of the particular individual's past and prospective future services to the Company. This information includes comments and performance evaluations by the

                                                                     PRELIMINARY

Company's Chief Executive Officer. The Committee considers all such data; it does not prescribe the relative weight to be given to any particular component.

ANNUAL INCENTIVE COMPENSATION

         Annual incentive compensation is ordinarily determined by a formula which considers the financial goals and objectives of the Company.

LONG-TERM INCENTIVES

         In general, both the Compensation Committee and the Stock Incentive Committee believe that equity based compensation should form a part of an executive's total compensation package. Stock options may be granted to executives in order to directly relate a portion of the executive's earnings to the stock price appreciation realized by the Company's stockholders over the option period. Stock options also provide executives with the opportunity to acquire an ownership interest in the Company. The number of shares covered by each executive's option will be determined by factors similar to those considered in establishing base salaries. In fiscal 2001, 210,750 stock options were granted to executive officers

OTHER

         Other benefits are generally those available to all other employees in the Company, or a subsidiary, as appropriate.

COMPENSATION FOR CHIEF EXECUTIVE OFFICER

         The Compensation Committee and the Stock Incentive Committee apply the same standards in establishing the compensation of the Company's Chief Executive Officer as are used for other executives. However, there are procedural differences. The Chief Executive Officer does not participate in setting the amount and nature of his compensation.

         The Compensation Committee does not expect that Section 162(m) of the Internal Revenue Code will limit the deductibility of compensation expected to be paid by the Company in the foreseeable future.

         This report is submitted by the Compensation Committee of the Board of Directors.

                           Respectfully Submitted By:

              The Compensation Committee    The Stock Incentive Committee
                 Paul A. Dwyer (Chair)          Paul A Dwyer (Chair)
                   Robert Penny III               Robert Penny III
                    Melvin J. Simon               John W. Seazholtz


                             AUDIT COMMITTEE REPORT

         The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter adopted by the Board of Directors (a copy of which is attached to this Proxy Statement as Appendix A), include providing oversight to the Company's financial reporting process through periodic meetings with the Company's independent auditors, internal auditors and management to review accounting, auditing, internal controls and financial reporting matters. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company's senior management, including senior financial management, and its independent auditors.

                                                                     PRELIMINARY

         We have reviewed and discussed with senior management the Company's audited financial statements included in the 2001 Annual Report to Stockholders. Management has confirmed to us that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management and (ii) have been prepared in conformity with generally accepted accounting principles.

         We have discussed with Ernst & Young LLP, our independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committee). SAS 61 requires our independent auditors to provide us with additional information regarding the scope and results of their audit of the Company's financial statements, including with respect to (i) their responsibility under generally accepted auditing standards, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

         We have received from Ernst & Young LLP a letter providing the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) with respect to any relationships between Ernst & Young LLP and the Company that in their professional judgment may reasonably be thought to bear on independence. Ernst & Young LLP has discussed its independence with us, and has confirmed in such letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

         Based on the review and discussions described above with respect to the Company's audited financial statements included in the Company's 2001 Annual Report to Stockholders, we have recommended to the Board of Directors that such financial statements be included in the Company's Annual Report on Form 10-K.

         As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. That is the responsibility of management and the Company's independent auditors. In giving our recommendation to the Board of Directors, we have relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principals, and (ii) the report of the Company's independent auditors with respect to such financial statements.

                                            Respectfully Submitted By:

                                            The Audit Committee
                                            Paul A. Dwyer (Chair)
                                            Melvin J. Simon
                                            Bernard F. Sergesgetter

                                                                     PRELIMINARY

                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

         The Compensation Committee is currently composed of Messrs. Dwyer (Chair), Penny and Simon, the Assistant Secretary and Assistant Treasurer of the Company. No interlocking relationship exists between the Company's Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

         Since 1984, Melvin J. Simon & Associates, Ltd. has provided accounting and other financial services to the Company. Mr. Simon, a director and the Assistant Secretary and Assistant Treasurer of the Company and Co-Trustee of the Voting Trust, is the sole owner of Melvin J. Simon & Associates, Ltd. The Company paid Melvin J. Simon & Associates, Ltd. approximately $40,000, $15,475 and $66,000 in fiscal 1999, 2000 and 2001, respectively, for its services. The Company believes that these services are provided on terms no less favorable to the Company than could be obtained from unaffiliated parties.

         The Company has granted Robert C. Penny III and Melvin J. Simon, as Trustees of the Voting Trust, certain registration rights with respect to the shares of Common Stock held in the Voting Trust.

         In June 2001, trusts for the benefit of Robert C. Penny III, a director of the Company, and other Penny family members, entered into a guaranty of $10 million of the Company's obligations under its revolving credit facility. In consideration of the guarantee, the Company has granted those trusts warrants to purchase 512,820 shares of Class A Common Stock for a period of five years at an exercise price of $1.95 per share (the fair market value on the date of grant) and agreed to grant registration rights with respect to shares acquired upon exercise.

         The Company has certain severance agreements with each Named Executive Officer and certain other executive officers of the Company. See "Executive Compensation --Executive Officer Agreements".


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires that the Company's officers and directors, and persons who own more than ten percent of the Company's outstanding stock, file reports of ownership and changes in ownership with the Securities and Exchange Commission. During fiscal 2001, to the knowledge of the Company, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with.

                                PERFORMANCE GRAPH

         The following performance graph compares the quarterly percentage change in the Company's cumulative total stockholder return on its Class A Common Stock with the cumulative total return of the Nasdaq Stock Market--U.S. Index and the J.P. Morgan Hambrecht & Quist Communications Index for the period commencing April 1, 1996 (the first day of trading of the Class A Common Stock on the Nasdaq National Market) and ending March 31, 2001. The stock price performance shown in the performance graph is not indicative of future stock price performance.

                                                                     PRELIMINARY





                              [PERFORMANCE GRAPH]

                                                                     PRELIMINARY

                          TOTAL RETURN - DATA SUMMARY

                                                      Cumulative Total Return
                                  -------------------------------------------------------------
                                       3/96      3/97       3/98      3/99      3/00      3/01

WESTELL TECHNOLOGIES, INC.           100.00     72.30      68.92     23.82    172.30     18.24
NASDAQ STOCK MARKET (U.S.)           100.00    111.15     168.47    227.62    423.37    169.46
JP MORGAN H & Q COMMUNICATIONS       100.00     87.94     126.36    188.81    546.94    183.19



                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The Company's independent auditors for fiscal 2001 were Ernst & Young LLP. Ernst & Young LLP replaced Arthur Andersen LLP as our auditors on February 19, 2001. Arthur Andersen LLP and the Company mutually agreed to terminate Arthur Andersen LLP's position as the Company's independent auditors. Selection of independent auditors is made by the Board of Directors upon consultation with the Audit Committee. The Board of Directors will vote upon the selection of auditors for the current fiscal year at a future Board meeting. Representatives of Ernst & Young LLP will be present at the Annual Meeting with the opportunity to respond to appropriate questions and to make a statement if they desire to do so.

AUDIT FEES

         The aggregate fees billed by Westell's independent auditors rendered in connection with (i) the audit of Westell's annual financial statements set forth in the Westell Annual Report on Form 10-K for the year ended March 30, 2001, and
(ii) the review of Westell's quarterly financial statements set forth in Westell's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000, September 30, 2000, and December 30, 2000 were approximately $308,350.


AUDIT RELATED FEES

         The aggregate fees for audit related services rendered by the independent auditors for Westell's most recent fiscal year were approximately $11,000. These fees include work performed by the independent auditors with respect to an audit of the Teltrend benefit plan.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         There were no information technology services rendered by Arthur Andersen LLP or Ernst & Young LLP during the year ended March 31, 2001.

ALL OTHER FEES

The aggregate fees for all other services rendered by its independent auditors for Westell's most recent fiscal year were approximately $209,780. These fees include work performed by the independent auditors with respect to tax compliance, and other tax consulting, including assistance with Westell's analysis of the Teltrend acquisition transaction costs. The total of audit related fees and all other fees were approximately $529,130.

                                                                     PRELIMINARY

CONSIDERATION OF NON-AUDIT SERVICES PROVIDED BY INDEPENDENT ACCOUNTANT

         The audit committee has considered whether the services provided under financial information systems design and implementation and other non-audit services are compatible with maintaining the auditor's independence and has determined that such services are compatible.


                          PROPOSALS OF SECURITY HOLDERS

         A stockholder proposal to be included in the Company's proxy statement and presented at the 2002 Annual Meeting must be received at the Company's executive offices, 750 North Commons Drive Aurora, Illinois 60504 by no later than May 25, 2001 for evaluation as to inclusion in the Proxy Statement in connection with such meeting.

         Stockholders wishing to nominate a director or bring a proposal before the 2002 Annual Meeting (but not include the proposal in the Company's proxy statement) must cause written notice of the proposal to be received by the Secretary of the Company at the principal executive offices of the Company in Aurora, Illinois, by no later than 60 days prior to the Annual Meeting date, as well as comply with certain provisions of the Company's bylaws. In order for a stockholder to nominate a candidate for director, such notice must describe various matters regarding the nominee and the stockholder giving the notice, including such information as name, address, occupation and shares held. In order for a stockholder to bring other business before a stockholders meeting, the notice for such meeting must include various matters regarding the stockholder giving the notice and a description of the proposed business. These requirements are separate from and in addition to the requirements a stockholder must meet to have a proposal included in the Company's proxy statement.


                              FINANCIAL INFORMATION

         The Company has furnished its financial statements to stockholders in its 2001 Annual Report, which accompanies this Proxy Statement. In addition, the Company will promptly provide, without charge to any stockholder, on the request of such stockholder, an additional copy of the 2001 Annual Report and the Company's most recent Form 10-K. Written requests for such copies should be directed to Westell Technologies, Inc., Attention: Nicholas C. Hindman, Sr., Vice President and Chief Financial Officer, 750 North Commons Drive, Aurora, Illinois 60504; telephone number (630) 898-2500.

                                                                     PRELIMINARY

                    OTHER MATTERS TO COME BEFORE THE MEETING

         The Board of Directors of the Company knows of no other business that may come before the Annual Meeting. However, if any other matters are properly presented to the meeting, the persons named in the proxies will vote upon them in accordance with their best judgment.


         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE PROXY AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE.

                                      By Order of the Board of Directors



                                      NICHOLAS C. HINDMAN, SR.
                                      Vice President and Chief Financial Officer

Date: October 1, 2001

                                                                     PRELIMINARY

                                     ANNEX A


                             AUDIT COMMITTEE CHARTER

PURPOSE

         The Audit Committee is appointed by the Board of Directors for the primary purposes of:

o Assisting the Board of Directors in fulfilling its oversight responsibilities as they relate to the Company's accounting policies and internal controls, financial reporting practices and legal and regulatory compliance, and

o Maintaining, through regularly scheduled meetings, a line of communication between the Board of Directors and the Company's financial management, internal auditors and independent accountants.

COMPOSITION AND QUALIFICATIONS
------------------------------

         The Audit Committee shall be appointed by the Board of Directors and shall be comprised of three or more Directors (as determined from time to time by the Board), each of whom shall meet the independence requirements of the Nasdaq Stock Market, Inc. Each member of the Audit Committee shall have the ability to understand fundamental financial statements. In addition, at least one member of the Audit Committee shall have past employment experience in finance or accounting, professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES
----------------

The Audit Committee will:

(1) Review the annual audited financial statements with management and the independent accountants. In connection with such review, the Audit Committee will:

o Discuss with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

o Review changes in accounting or auditing policies, including resolution of any significant reporting or operational issues affecting the financial statements.

o Inquire as to the existence and substance of any significant accounting accruals, reserves or estimates made by management that had or may have a material impact on the financial statements.

o Review with the independent accountants any problems encountered in the course of their audit, including any change in the scope of the planned audit work and any restrictions placed on the scope of such work, any management letter provided by the independent accountants, and management's response to such letter.

o Review with the independent accountants and the senior internal auditing executive the adequacy of the Company's internal controls, and any significant findings and recommendations.

(2) Review (by full Committee or Chair) with management and the independent accountants the Company's quarterly financial statements in advance of SEC filings.

(3) Oversee the external audit coverage. The Company's independent accountants are ultimately accountable to the Board of Directors and the Audit Committee, which have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the

                                                                     PRELIMINARY

         independent accountants. In connection with its oversight of the external audit coverage, the Audit Committee will:

o    Recommend to the Board the appointment of the independent accountants.

o Approve the engagement letter and the fees to be paid to the independent accountants.

o Obtain confirmation and assurance as to the independent accountants independence, including ensuring that they submit on a periodic basis (not less than annually) to the Audit Committee a formal written statement delineating all relationships between the independent accountants and the Company. The Audit Committee is responsible for actively engaging in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and for recommending that the Board of Directors take appropriate action in response to the independent accountants' report to satisfy itself of their independence.

o Meet with the independent accountants prior to the annual audit to discuss planning and staffing of the audit.

o Review and evaluate the performance of the independent accountants, as the basis for a recommendation to the Board of Directors with respect to reappointment or replacement.

(4) Meet periodically with management to review and assess the Company's major financial risk exposures and the manner in which such risks are being monitored and controlled.

(5) Meet at least annually in separate executive session with the chief financial officer and the independent accountants.

(6) Review periodically with the Company's General Counsel (i) legal and regulatory matters which may have a material affect on the financial statements, and (ii) corporate compliance policies or codes of conduct.

(7) Report regularly to the Board of Directors with respect to Audit Committee activities.

(8) Prepare the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the proxy statement for each annual meeting.

(9) Review and reassess annually the adequacy of this Audit Committee Charter and recommend any proposed changes to the Board of Directors.

         While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent accountants or to assure compliance with laws and regulations and the Company's corporate policies.

                                                                     PRELIMINARY

                                      PROXY
                           WESTELL TECHNOLOGIES, INC.

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF WESTELL TECHNOLOGIES, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS, ON OCTOBER 25, 2001, 10:00 A.M., LOCAL TIME, AT THE WESTELL CORPORATE HEADQUARTERS, 750 NORTH COMMONS DRIVE, AURORA, ILLINOIS 60504.

         The undersigned hereby appoints John W. Seazholtz and Melvin J. Simon, and each of them proxies with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all Class A Common Stock and/or Class B Common Stock held of record by the undersigned in Westell Technologies, Inc., upon all subjects that may properly come before the special meeting, and at any adjournments thereof, including the matters described in the joint proxy statement/prospectus furnished herewith, subject to any directions indicated on the reverse side of this card.

         THE UNDERSIGNED HEREBY REVOKES ANY PROXY HERETOFORE GIVEN AND ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT FOR THE ANNUAL MEETING.

         This proxy when properly executed will be voted in the manner directed by the undersigned direction is made, this proxy will be voted for proposals 1 and 2.

         (THIS PROXY IS CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

                                 (Comments/Change of Address)

                                 --------------------------------------------
                                 --------------------------------------------
                                 --------------------------------------------
                                 --------------------------------------------
                                 (If you have written in the above space, please mark the corresponding box on the reverse side)

                                                                     PRELIMINARY

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                            - FOLD AND DETACH HERE -

THE FOLLOWING MATTERS ARE PROPOSED BY THE BOARD OF DIRECTORS

1.  ELECTION OF DIRECTORS:     For  Withhold   For All  List nominee exceptions:
                               All    All      Except   ------------------------
Director Nominees:             [ ]    [ ]        [ ]
John W. Seazholtz,
Paul A. Dwyer, Jr.,
E.Van Cullens,
Robert C. Penny III,
Thomas A. Reynolds, III,
Bernard F.Sergesketter,
Melvin J. Simon

2. AMENDMENT TO THE COMPANY'S  For  Against    Abstain
   CHARTER to increase the
   number of authorized shares
   of Class A Common Stock to
   109,000,000 shares.

- - - - - - - - - - - - - - - -

INSTRUCTION: To withhold
authority to vote for any
individual nominee, write that
nominee's name in the space
provided

                                                        This proxy when properly
                                                        executed will be voted
                                                        in the manner directed
                                                        herein by the
                                                        undersigned stockholder.
                                                        If no direction is made,
                                                        this proxy will be
                                                        deemed to constitute
                                                        direction to vote "for"
                                                        each of the above
                                                        proposals.

                                                        Please mark, sign, date
                                                        and return the proxy
                                                        card using the enclosed
------------------------------------------------------- envelope.

                  Comments/Change
                           of Address                      Date __________, 2001


                                                           ---------------------
                                                           Signature(s)


                                                           ---------------------
                                                           Signature(s)
                                                           (NOTE: Please sign
                                                           exactly as name
                                                           appears on this
                                                           Proxy. When shares
                                                           are held jointly,
                                                           both should sign.
                                                           When signing as
                                                           attorney, executor,
                                                           administrator,
                                                           trustee, guardian,
                                                           corporate officer or
                                                           partner, give full
                                                           title as such. If a
                                                           corporation, please
                                                           sign in corporate
                                                           name by president or
                                                           other authorized
                                                           officer. If a
                                                           partnership, please
                                                           sign in partnership
                                                           name by authorized
                                                           person.)